REGISTRATION RIGHTS AGREEMENT

                  THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made by and among University Online, Inc. (the "Company"), and each investor executing a copy hereof (collectively, the "Investors," each an "Investor").


                  WHEREAS, the Investors desire to purchase from the Company, and the Company desires to issue and sell to the Investors, up to an aggregate of 50 Units (plus up to an additional 7.5 Units solely to cover over-subscriptions, if any), each Unit consisting of 133,334 shares of the Company's Convertible Preferred Stock, par value $.01 per share (the "Preferred Stock"), each share of Preferred Stock convertible into one share of the Company's Common Stock, par value $.01 per share (the "Common Stock"), all upon the terms set forth in the Company's Confidential Private Placement Memorandum dated November 22, 1994 (the "Memorandum"); and

                  WHEREAS, to induce the Investors to purchase Units, the Company has undertaken to register, on the third anniversary of the initial closing (the "Initial Closing") of the Company's offering of the Units (the "Offering"), the Common Stock issuable upon conversion of the Preferred Stock contained in the Units to be purchased by the Investors under the Securities Act of 1933, as amended, and the rules and regulations thereunder (the "Securities Act").

                  NOW, THEREFORE, the Company and the Investors hereby covenant and agree as follows:

         1.       Definitions.  For purposes of this Agreement:

                  (a) The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement or statements or similar documents in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement or document by the Securities and Exchange Commission (the "SEC");

                  (b) The term "Registrable Securities" means (i) the Common Stock of the Company issuable upon conversion of the Preferred Stock contained in the Units purchased by the Investors, and (ii) any Common Stock of the Company issued as a dividend or other distribution with respect to, or in exchange for or in replacement of such Preferred Stock or Common Stock, excluding in all cases, however, any shares of Common Stock satisfying (i) or (ii) above but which shares are sold by an Investor in a transaction in which such Investor's registration rights under this Agreement are not assigned; and

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


                  (c) Capitalized terms not defined herein shall have the meanings set forth in the Memorandum.

         2.       Registration.

                  (a) At any time, commencing three years from the date of the Initial Closing, the holders of a majority of the Preferred Stock issued in connection with the Private Placement may upon written request to the Company demand registration of the underlying Common Stock issuable upon conversion of the Preferred Stock. In accordance with the terms hereof, the Company shall use its best efforts to effect such registration under the Securities Act of all Registrable Securities; provided, however, that an Investor may inform the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration. Any Investor electing to exclude its Registrable Securities from such registration will have no further rights to have such Registrable Securities registered by the Company.

                  (b) The holders of a majority in interest of the Registrable Securities shall have the right to select the managing underwriters, if any, for such registration, subject to the approval of the Company, which shall not be unreasonably withheld.

                  (c) The Company is obligated to effect only two registrations pursuant to this Agreement.

                  (d) The right of the Investors to demand registration shall be subject to customary delays of up to 90 days if the Company is in the process of a public offering of its securities.

         3.       Obligations of the Company.

                  When required under this Agreement to effect the registration of the Registrable Securities, the Company shall, as expeditiously as reasonably possible:

                  (a) Prepare and file with the SEC a registration statement or similar documents (the "Registration Statement") with respect to all Registrable Securities, other than any Registrable Securities excluded by Investors pursuant to Section 2(a), and use its best efforts to cause the Registration Statement to become effective, and keep the Registration Statement effective pursuant to Rule 415 under the Securities Act for 180 days, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

                  (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration
         Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration Statement effective at all times for a period of 180 days and to comply with the provisions of the Securities Act with respect to the disposition of the Registrable Securities covered by the Registration Statement.

                  (c) Furnish promptly to the Investors such numbers of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto, in conformity with the requirements of the Securities Act, and such other documents as the Investors may reasonably request in writing in order to facilitate the disposition of the Registrable Securities.

                  (d) Use its best efforts to register and qualify the Registrable Securities covered by the Registration Statement under such other securities or "Blue Sky" laws of such jurisdictions as shall be reasonably requested by the Investors for whom such Registrable Securities are registered or are to be registered, and to prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements and to take such other actions as may be necessary to maintain such registration and qualification in effect at all times for a period of 180 days, and to take all other actions necessary or advisable to enable the disposition of such securities in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such jurisdictions, if such filing could result in a material adverse effect on the Company, as determined in good faith by the Board of Directors of the Company, or to provide any undertaking or make any change in its charter or bylaws which the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders.

                  (e) In the event the holders of a majority in interest of the Registrable Securities select underwriters for the offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnificationand contribution obligations, with the managing underwriter of such offering. The Investors hereby agree to enter into and perform their customary obligations under any such agreement including, without limitation, customary indemnification and contribution obligations.

                  (f) Notify the Investors for whom such Registrable Securities are registered or are to be registered, at any time when a prospectus relating to Registrable Securities covered by the Registration Statement is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in the Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing. The Company shall promptly amend or supplement the Registration Statement to correct any such untrue statement or omission.

                  (g) Notify the Investors for whom such Registrable Securities are registered or are to be registered of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose. The Company shall make every reasonable effort to prevent the issuance of any stop order and, if any stop order is issued, to obtain the lifting thereof at the earliest possible time.

                  (h) Permit a single firm of counsel designated as selling stockholders' counsel by the holders of a majority in interest of the Registrable Securities to review the Registration Statement and all amendments and supplements thereto for a reasonable period of time prior to their filing. The Company shall not file any document in a form to which such counsel reasonably objects.

                  (i) Make generally available to its security holders as soon as practicable, but not later than 90 days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a 12-month period beginning not later than the first day of the Company's next fiscal quarter following the effective date of the Registration Statement.

                  (j) At the request of the Investors for whom such Registrable Securities are registered or are to be registered, furnish on the date that Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Agreement (i) an opinion, dated as of such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters and (ii) a letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters.

                  (k) Make available for inspection by the Investors for whom such Registrable Securities are registered or are to be registered, any underwriters participating in the offering pursuant to the registration and the counsel, accountants or other agents retained by the Investors or any such underwriters, all pertinent financial and other records, corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by the Investors or any such underwriters in connection with the registration.

                  (l) If the Common Stock is then listed on a national securities exchange, use its best efforts to cause the Registrable Securities to be listed on such exchange. If the Common Stock is not then listed on a national securities exchange, use its best efforts to facilitate the reporting of the Common Stock on The Nasdaq Stock Market.

                  (m) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of the Registration Statement.

                  (n) Take all actions reasonably necessary to facilitate the timely preparation and delivery of certificates (not bearing any legend restricting the sale or transfer of such securities) representing the Registrable Securities to be sold pursuant to the Registration Statement and to enable such certificates to be in such denominations and registered in such names as the Investors or any underwriters may reasonably request.

                  (o) Take all other reasonable actions necessary to expedite and facilitate the registration of the Registrable Securities pursuant to the Registration Statement.

         4.       Furnish Information.

                  It shall be a condition precedent to the obligations of the Company to take any action pursuant to this Agreement with respect to each Investor for whom such Registrable Securities are registered or are to be registered that such Investor shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be reasonably required to effect the registration of the Registrable Securities, and that such Investor shall execute such documents in connection with such registration as the Company may reasonably request.

         5.       Expenses of Registration.

                  All expenses, other than underwriting discounts and commissions, incurred in connection with the first requested registration, filings and/or qualifications undertaken pursuant to Sections 2 and 3 hereof, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of the selling stockholders' counsel, shall be borne by the Company. All such expenses incurred in connection with the second

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




         requested registration shall be borne, pro rata, by the Investors participating in such registration.

         6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

                  (a) To the extent permitted by law, the Company shall indemnify and hold harmless each Investor, the directors, if any, of such Investor, the officers, if any, of such Investor who sign the Registration Statement, each person, if any, who controls such Investor, any underwriter (as defined in the Securities Act) for the Investor and each person, if any, who controls any such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, expenses or liabilities (joint or several) to which any of them many become subject under the Securities Act, the 1934 Act or otherwise, insofar as such losses, claims, damages, expenses or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively, a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereof, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading or (iii) any Violation or alleged Violation by the Company of the Securities Act, any state securities law or any rule or regulation promulgated under the Securities Act, or any state securities law, and the Company shall reimburse the Investors and each such underwriter or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding promptly as such expenses are incurred; provided, however, that the indemnity agreement contained in this subsection 6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company, which consent shall not be unreasonably withheld, nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Investor, directors and officers of the Investor or any such underwriter or controlling person, as the case may be. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Investors or any such underwriter or controlling person or the Company and shall survive the transfer of the Registrable Securities by Investors.

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




                  (b) To the extent permitted by law, each Investor, severally and not jointly, shall indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, each person, if any, who controls the Company within the meaning of the Securities Act or the 1934 Act, any underwriter and any other stockholder selling securities pursuant to the Registration Statement or any of its directors or officers or any person who controls such holder or underwriter, against any losses, claims, damages or liabilities (jointly or severally) to which any of them may become subject, under the Securities Act, the 1934 Act or other Federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by such Investor expressly for use in connection with such registration; and such Investor shall reimburse any legal or other expense reasonably incurred by any of such parties in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this subsection 6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such Investor, which consent shall not be unreasonably withheld, conditioned or delayed; and provided further, that the Investor shall be liable under this subsection for only that amount of losses, claims, damages and liabilities as does not exceed the proceeds to such Investor as a result of the sale of Registrable Securities pursuant to such registration.

                  (c) Promptly after receipt by an indemnified  party under this
         Section 6 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this
         Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel for the indemnifying party, representation of such indemnified party by such counsel would be inappropriate due to actual or potential conflicting interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall relieve such indemnifying party of any liability to the indemnified party under this Section 6 only to the extent prejudicial to its ability to defend such action, but the omission to so deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any

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




         indemnified party otherwise than under this Section 6. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, promptly as such expense, loss, damage or liability is incurred, and upon receipt by the indemnifying party of such documentation as it may reasonably request.

                  (d) To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under this Section 6 to the extent permitted by law, provided that (i) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in this Section 6,
         (ii) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation and (iii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         7. Reports Under the 1934 Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act ("Rule 144"), and any other rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration, the Company agrees to:

                  (a) Make and keep current public information available, as is described in Rule 144, at all times for 90 days after the effective date of the first registration statement filed by the Company declared effective for the offering of its securities to the general public;

                  (b) File with the SEC in a timely manner all reports and other documents required to be filed by the Company under the Securities Act and the 1934 Act; and

                  (c) Furnish to each Investor, so long as such Investor shall own any Registrable Securities, promptly upon request (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144 (at any time for 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the 1934 Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and (iii) such other information as may be reasonably requested in availing the Investors of any rule or regulation of the SEC which permits the selling of any such securities without registration.

         8. Assignment of Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement may be assigned by the Investors to transferees or assignees of such securities; provided that the Company is, within reasonable time after such transfers, furnished with written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned. The term "Investors" as used in this Agreement shall include such permitted assignees.

         9.       Miscellaneous.

                  (a) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered or sent by registered mail, return receipt requested, addressed (i) if to the Company, at Imsatt Corporation, 105 West Broad Street, Suite 301, Falls Church, Virginia 22046, Attention:
         President and (ii) if to an Investor, at the address set forth under his name in the Subscription Agreement, or at such other address as each such party furnishes by notice given in accordance with this
         Section 9(a).

                  (b) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof. No waiver shall be effective unless and until it is in writing and signed by the party granting the waiver.

                  (c) This Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the State of New York, as such laws are applied by New York courts to agreements entered into and to be performed in New York by and between residents of New York. In the event that any provision of this Agreement shall be invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

                  (d) This Agreement shall constitute the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by the Company and the holders of a majority in interest of the Registrable Securities.

                                 SIGNATURE PAGE


                  IN  WITNESS   WHEREOF,   the  undersigned  has  executed  this
         Registration Agreement this    day of      ,199   .
                                    ---       -----     ---


         If the Holder is an INDIVIDUAL:


         --------------------------
         Print Name



         --------------------------
         Signature of Purchaser



         --------------------------
         Address


         If the Holder is a PARTNERSHIP, CORPORATION OR TRUST:



         --------------------------
         Name of Partnership, Corporation or
         Trust


         By:
            -----------------------
         Name:
         Title:


         --------------------------
         Address


         ACCEPTED AND AGREED
         this    day of     , 199
             ----      -----     ---

         UNIVERSITY ONLINE, INC.


         By:
            -----------------------
         Name:
         Title:

                AMENDMENT NO. 1 TO REGISTRATION RIGHTS AGREEMENT


         A. The Registration Rights Agreement shall be revised to reflect the change to the registration rights referred to in the Supplement to Private Placement Memorandum dated March 17, 1995. Paragraphs (b) through (d) of Section 2 of the Registration Rights Agreement will be renumbered to Paragraphs (c) through (e), respectively, and the following paragraph will be added as new paragraph (b):

         (b) In the event that the Company completes an initial public offering of its securities, the Company shall prepare and file no later than 180 days after completion of the initial public offering, if any, a registration statement under the Securities Act to permit resales of all Registrable Securities; provided, however that an Investor may inform the Company in writing that it wishes to exclude all or a portion of its Registrable Securities from such registration. Any Investor electing to exclude its Registrable Securities from such registration will have no further rights to have such Registrable Securities registered by the Company.

         B. Paragraph (a) of Section 3 of the Registration Rights Agreement will be deleted in its entirety and replaced as follows:

         (a) prepare and file with SEC a registration statement or similar documents (the "Registration Statement") with respect to all Registrable Securities, other than any Registrable Securities excluded by Investors pursuant to Section 2(a), and use its best efforts to keep the Registration Statement effective at all times for a period of six months from the effective date of the Registration Statement, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

         C. Section 5 of the Registration Rights Agreement will be deleted in its entirety and replaced as follows:

         All expenses, other than underwriting discounts, commissions and transfer taxes, incurred in connection with the first requested registration, filings and/or qualifications undertaken pursuant to Sections 2 and 3 hereof, including, without limitation, all registration, listing, filing and qualification fees, printers and accounting fees, the fees and disbursements of counsel for the Company and the reasonable fees and disbursements of the selling stockholders' counsel, shall be borne by the Company.

                                 AMENDMENT NO. 2
                        TO REGISTRATION RIGHTS AGREEMENT

        This Amendment No. 2 to Registration Rights Agreement (the "Amendment") is made and entered into effective as of the 12th day of August 1996, by and among University Online, Inc., a Delaware corporation (the "Company") and the Investors (as defined herein).

        WHEREAS, pursuant to that certain Company Registration Rights Agreement, as amended pursuant to the Supplement to Private Placement Memorandum and Amendment to Registration Rights Agreement dated March 17, 1995, a copy of which is attached hereto as Exhibit A (the "Registration Rights Agreement"), by and among the Company and certain holders of the Company's Series A Preferred Stock, such stockholders (the "Investors") have registration rights with respect to such shares;

        WHEREAS, the Company wishes to proceed with its initial public offering ("IPO"), and the Company and the Investors agree that this Amendment will make an IPO more feasible, which is of material benefit to the Investors; and

        WHEREAS, the Company and the Investors therefore desire to amend certain terms and conditions of the Registration Rights Agreement;

        NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agrees as follows:

        1. Section 2 of the Registration Rights Agreement is hereby deleted in its entirety.

        2. As provided in Section 9(d) of the Registration Rights Agreement, upon the execution hereof by the Company and Investors holding a majority in interest of the Registrable Securities, this Amendment shall be effective as of the date first written above.

        3. Except as specifically amended or modified by this Amendment, the terms and conditions of the Registration Rights Agreement shall remain unimpaired, unaffected and unchanged in every particular as set forth in the Registration Rights Agreement.

        4. Capitalized terms used herein, unless otherwise defined herein, shall have the meanings assigned to such terms in the Registration Rights Agreement.

        5. This Amendment may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

        IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 2 to Registration Rights Agreement under seal effective as of the day and year first above written.


COMPANY:
UNIVERSITY ONLINE, INC.




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By:                                               (SEAL)
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Title:
      -----------------------------------


INVESTORS:
(Printed or Typed Name)




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By:                                               (SEAL)
   --------------------------------------
Title:
      -----------------------------------